                         HYBRID NETWORKS, INC.

                             AMENDMENT TO

            AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


    The Amended and Restated Investor Rights Agreement dated as of September 18, 1997 among Hybrid Networks, Inc. (the "COMPANY") and certain holders of securities of the Company, as amended by the amendment dated as of October 16, 1997 (the "ORIGINAL AGREEMENT"), is hereby amended by this amendment (this "AMENDMENT") dated as of November 6, 1997 among the Company, Alcatel SEL AG ("ALCATEL"), and the holders of a majority of the Registrable Securities outstanding immediately prior to this Amendment. Except as provided otherwise herein, the terms used in this Amendment that are defined in the Original Agreement have the same meanings as those terms have in the Original Agreement.

    1.   The Original Agreement is hereby amended as follows:

         (a) Alcatel will have the same registration rights (including, without limitation, the right to transfer or assign such registration rights) under the Original Agreement as amended by this Amendment (the "AGREEMENT"), with respect to the shares of Common Stock of the Company issued or issuable upon exercise of the warrant issued by the Company to Alcatel pursuant to that certain Warrant Purchase Agreement between the Company and Alcatel dated November 3, 1997 (the "ALCATEL WARRANTS"), as the Note Warrant Investors have with respect to the shares of Common Stock that are issued or issuable upon exercise of the Note Warrants.

         (b) The definition of "Registrable Securities" in Section 1.1(b) of the Original Agreement is amended to include (i) shares of Common Stock of the Company issuable or issued upon exercise of any Alcatel Warrants and (ii) any Common Stock of the Company issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Alcatel Warrants or Common Stock described in (i).

         (c) Alcatel will have, with respect to Alcatel Warrants or shares of Common Stock of the Company that have been issued upon exercise of any Alcatel Warrants, the same right as any Note/Warrant Holder has to participate in the one demand shelf-registration provided for in Section 1.10(b) of the Original Agreement (including, without limitation, the same right to transfer or assign such right to participate).

         (d) As signatory of this Amendment, Alcatel will be bound by the provisions of Section 1.12 of the Original Agreement (Market Stand-Off Agreement).

         (e) The Company shall deliver financial statements to Alcatel as provided in Sections 2.1 and 2.2 of the Original Agreement.

    2. Except as amended as provided in Section 1 above, the Original Agreement continues in full force and effect.

3. This Amendment may be executed in two or more counterparts, each of which will be deemed an original but, all of which together will constitute one and the same instrument.

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE HYBRID NETWORKS, INC.

          CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                   RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------

                                 TUDOR BVI FUTURES, LTD.
                                 By:  Tudor Investment Corporation,
                                      Investment Adviser

                                 By:
                                     ---------------------------------
                                     Robert P. Forlenza,
                                     Vice President

                            Address: c/o Tudor Global Trading, Inc.
                                     40 Rowes Wharf
                                     Boston, MA  02110
                            Facsimile No.: c/o Bingham, Dana & Gould LLP
                                           (617) 951-8736
                                            Attn:  Victor J. Paci, Esq.

                            TUDOR ARBITRAGE PARTNERS, L.P.
                            By:  Tudor Global Trading, Inc.,
                                 General Partner

                                 By:
                                     -------------------------------------
                                     Robert P. Forlenza,
                                     Vice President

                            Address and facsimile no. same as immediately above

                            RAPTOR GLOBAL FUND, LTD.

                            By:  Tudor Investment Corporation,
                                 Investment Adviser

                                 By:
                                     ---------------------------------------
                                     Robert P. Forlenza,
                                     Vice President
                            Address and facsimile no. same as immediately above

                            RAPTOR GLOBAL FUND, L.P.

                            By:  Tudor Investment Corporation,
                                 General Partner

                                 By:
                                     ---------------------------------------
                                     Robert P. Forlenza,
                                     Vice President
                            Address and facsimile no. same as immediately above

                             SIGNATURE PAGE

        DATED AS OF NOVEMBER 6, 1997 TO THE HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                   RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------

                                         ALEX. BROWN & SONS INCORPORATED

                                         By:
                                             ---------------------------------
                                             Thomas R. Hitchner, Principal

                                         Address: 135 E. Baltimore Street
                                                  Baltimore, MD  21202
                                         Facsimile Number: (410) 234-3788

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------

                                     J.F. SHEA CO., INC.,

                                     By:
                                         ---------------------------------
                                         Edmund Shea, Jr.

                                     Address: 655 Brea Canyon Road
                                              P. O. Box 489
                                              Walnut, CA  91789-0489
                                     Facsimile Number: (909) 869-0840

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------

                                     OSCCO III, L.P.

                                     By:
                                         ---------------------------------
                                         Stephen E. Halprin

                                     Address: 3000 Sand Hill Road
                                              Building 1, Suite 290
                                              Menlo Park, CA 94025
                                     Facsimile Number: (650) 854-9010

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------



                                             ----------------------------
                                             Gary M. Lauder

                                             Address: 88 Mercedes Lane
                                                      Atherton, CA  94027
                                             Facsimile Number: (650) 323-2171

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                        AT&T VENTURE COMPANY, L.P.

                                        By: AT&T Venture Partners,
                                        Its: General Partner

                                           By:
                                                ----------------------------
                                           Its:
                                                ----------------------------

                                        Address: 3000 Sand Hill Road
                                                 Building 4, Suite 235
                                                 Menlo Park, CA 94025
                                        Facsimile Number:  (415) 854-4923

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                 SEQUOIA CAPITAL VI


                                 By:
                                     ----------------------------------
                                 Its:
                                     ----------------------------------

                                 Address: 3000 Sand Hill Road,
                                          Building 4, Suite 280
                                          Menlo Park, CA  94025
                                 Facsimile Number:  (415) 854-2977

                                 SEQUOIA TECHNOLOGY PARTNERS VI


                                 By:
                                     ----------------------------------
                                 Its:
                                     ----------------------------------

                                 Address: 3000 Sand Hill Road,
                                          Building 4, Suite 280
                                          Menlo Park, CA  94025
                                 Facsimile Number:  (415) 854-2977

                                 SEQUOIA XXIV

                                 By:
                                     ----------------------------------
                                 Its:
                                     ----------------------------------

                                 Address: 3000 Sand Hill Road,
                                          Building 4, Suite 280
                                          Menlo Park, CA  94025
                                 Facsimile Number:  (415) 854-2977

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


ACCEL IV L.P.                              ACCEL KEIRETSU L.P.

By: Accel IV Associates L.P.               By: Accel Partners & Co.,Inc.
Its: General Partner                       Its: General Partner


     By:                                   By:
         ------------------------------       -------------------------------
     Its:                                  Its:
          -----------------------------         -----------------------------

Address: One Palmer Square                 Address: One Palmer Square
         Princeton, NJ 08542                        Princeton, NJ 08542
Facsimile Number: (609) 683-0384           Facsimile Number:  (609) 683-0384





ACCEL INVESTORS '95 L.P.                   ELLMORE C. PATTERSON PARTNERS



By:                                        By:
    ------------------------------            -------------------------------
Its:                                       Its:
     -----------------------------              -----------------------------

Address: One Palmer Square                 Address: One Palmer Square
         Princeton, NJ 08542                        Princeton, NJ 08542
Facsimile Number:  (609) 683-0384          Facsimile Number:  (609) 683-0384

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                     INTEL CORPORATION

                                     By:
                                         -------------------------------
                                     Its:
                                         -------------------------------

                                     Address: 2200 Mission College Blvd.
                                              Santa Clara, CA 95052-8119
                                     Facsimile Number: (408) 765-6038

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                     ITOCHU Corporation

                                     By:
                                         -------------------------------
                                     Its:
                                         -------------------------------

                                     Address: 5-1, Kita-Aoyama 2-chome
                                              Minato-KU, Tokyo 107-77
                                              Japan
                                     Facsimile Number:  011-81-3-3497-3131

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                     BG SERVICES LIMITED

                                     By:
                                         -------------------------------
                                     Its:
                                         -------------------------------

                                     Address:  c/o Minden House
                                               6 Minden Place
                                               St. Helier
                                     Jersey, Channel Islands
                                     Attention: Ron Green
                                     Facsimile Number: (0) 1534-607799

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                      ----------------------------------
                                      Daniel E. Steimle

                                      Address:  P. O. Box 928
                                                Occidental, CA 95465
                                      Facsimile No.:  (408) 725-0990

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                VENTURE BANKING GROUP, a division
                                of Cupertino National Bank

                                By:
                                    -------------------------------
                                Its:
                                    -------------------------------

                                Address: Three Palo Alto Square, Suite 150
                                         Palo Alto, CA 94306
                                         Attention: Jon Krogstad
                                Facsimile Number: (650) 843-6969